EXHIBIT 10.1

                               HEMOBIOTECH, INC.
                     _____________________________________

                     2003 STOCK OPTION/STOCK ISSUANCE PLAN

                     _____________________________________

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                               TABLE OF CONTENTS
                               _________________

1.       Purpose .............................................................1
2.       Definitions .........................................................1
3.       Structure of the Plan ...............................................6
4.       Eligibility .........................................................6
5.       Shares Available Under the Plan .....................................6
6.       Option Grant Program ................................................7
7.       Exercisability of Option rights .....................................8
8.       Stock Issuance Program ..............................................8
9.       First Refusal Rights ................................................9
10.      Transfer Restrictions on Option Shares and Common Shares ............9
11.      Market Stand-Off Agreement .........................................10
12.      Transferability of Options and Unvested Common Shares ..............11
13.      Adjustments ........................................................11
14.      Fractional Shares ..................................................11
15.      Withholding Taxes ..................................................11
16.      Foreign Employees ..................................................11
17.      Incentive Stock Option Agreement ...................................12
18.      Nonqualified Stock Option Agreement ................................12
19.      Stock Issuance Agreement ...........................................12
20.      Administration of the Plan .........................................12
21.      Amendment, Etc. ....................................................13
22.      Effective Date .....................................................13
23.      Governing Law ......................................................14
24.      Term of Plan .......................................................14
25.      Regulatory Approvals ...............................................14
26.      California Provisions ..............................................14

                               HEMOBIOTECH, INC.

                     2003 STOCK OPTION/STOCK ISSUANCE PLAN

     1. PURPOSE. This 2003 Stock Option/Stock Issuance Plan (the "PLAN") is intended to promote share ownership by eligible Employees of Hemobiotech, Inc., a Delaware corporation (the "COMPANY") and other Participants, by providing eligible Employees and other Participants with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company, thereby reinforcing a mutuality of interests with other stockholders, and as an incentive for attracting, retaining and motivating eligible Employees and other Participants to achieve superior performance by permitting them to share in the Company's growth.

     2. DEFINITIONS. Where the following words appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates otherwise:

        (a) "AFFILIATE" means with respect to any Person, any other Person (other than the Company or any Subsidiary of the Company) that directly or indirectly controls, or is controlled by or is under common control with such Person.

        (b) "BOARD" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a Committee pursuant to Section 20, such Committee.

        (c) "CLAUSE" means (i) any material breach of the provisions of the Participant's Confidentiality, Proprietary Information and Inventions Agreement, after a demand for substantial performance is delivered to the Participant by the Board or the Chief Executive Officer (where such demand specifically identifies the manner in which the Board or the Chief Executive Officer of the Company, as the case may be, believes that the Participant has not substantially performed his duties), and such breach is not cured after a period of 30 days (or such other longer period as is acceptable to the Board) after such demand,
(ii) the Participant's continued failure to perform reasonably assigned duties after a demand for substantial performance is delivered to the Participant by the Board and the Chief Executive Officer (or only the Board if the Participant being terminated is the Chief Executive Officer) where such demand specifically identifies the manner in which the Board and the Chief Executive Officer of the Company believes that the Participant has not substantially performed his duties and, in the opinion of the Chief Executive Officer (or in the opinion of the Board if the Participant being terminated is the Chief Executive Officer), such failure to perform is not cured after a period of 30 days (or such other longer period as is acceptable to the Chief Executive Officer or the Board, as the case may be) after such demand, (iii) the Participant's willful misconduct or gross negligence, (iv) conduct by the Participant involving dishonesty for personal gain, fraud or unlawful activity which is injurious to the Company, or (v) a conviction of a plea of NOLO CONTENDERE to a felony or any crime involving moral turpitude; PROVIDED, HOWEVER, that if the term or concept has been defined in an employment agreement between the Company and the Participant, then Cause shall have the definition set forth in the employment agreement.

        (d) "CHANGE IN CONTROL" shall mean a change in ownership or control of the Company effected through any of the following transactions:


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            (i) a stockholder-approved mreger, consolidation or other
reorganization in which securities representing more than 50% of the total combined voting power of the Company's outstanding securities are beneficially owned, directly or indirectly, by a person or persons different from the person or persons who beneficially owned those securities immediately prior to such transaction;

            (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Company's assets; or

            (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13-d3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities from a person or persons other than the Company.

     In no event shall any public offering of the Company's securities be deemed to constitute a Change in Control.

        (e) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

        (f) "COMMITTEE" means a committee of two or more Nonemployee Directors appointed by the Board pursuant to Section 20 to exercise one or more administrative functions under the Plan.

        (g) "COMMON SHARES" means the Common Stock, par value $0.001 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 13 of this Plan.

        (h) "DATE OF GRANT" means the date specified by the Board on which a grant of Option Rights under the Option Grant Program shall become effective, which date shall not be earlier than the date on which the Board takes action with respect thereto.

        (i) "DATE OF ISSUANCE" means the date specified by the Board on which a grant of Common Shares under the Stock Issuance Program shall become effective, which date shall not be earlier than the date on which the Board takes action with respect thereto.

        (j) "DIRECTOR" means a member of the Board of Directors of the Company.

        (k) "DISABILITY" means the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

        (l) "EMPLOYEE" means an individual who is in the employ of the Company (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

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        (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        (n) "EXERCISE DATE" means the date on which the Company shall have received written notice of the option exercise.

        (o) "FAIR MARKET VALUE" means the value per share of Common Shares on any relevant date which shall be determined in accordance with the following provisions:

            (i) If the Common Shares are at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the volume-weighted average sales price on that date as reported by Nasdaq.

            (ii) If the Common Shares are at the time listed on The New York Stock Exchange or any other stock exchange, then the Fair Market Value shall be the volume-weighted average price of the Common Shares on the principal exchange on which Common Shares are then trading, if any, on that date or, if shares were not traded on that date, then on the next preceding trading day during which a sale occurred.

            (iii) If the Common Shares are at the time neither listed on any stock exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Board in good faith after taking into account such factors as the Board shall deem appropriate.

        (p) "INCENTIVE STOCK OPTIONS" mean Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision. (q) "INCENTIVE STOCK OPTION AGREEMENT" means the agreement entered into by the Company and Optionee pursuant to Section 17 of this Plan.

        (r) "INITIAL PUBLIC OFFERING" shall mean the closing of the initial sale of Common Shares or other capital stock of the Company in a BONA FIDE underwritten public offering, pursuant to an effective registration statement under the Securities Act.

        (s) "LIQUIDITY EVENT" means (a) the Initial Public Offering, (b) any voluntary or involuntary liquidation of the Company or (c) any Change in Control.

        (t) "NONEMPLOYEE DIRECTOR" means a Director who is not an employee of the Company or any Parent or Subsidiary.

        (u) "NONQUALIFIED OPTIONS" shall mean Option Rights not intended to satisfy the requirements of Section 422 of the Code.

        (v) "NONQUALIFIED STOCK OPTION AGREEMENT" means the agreement entered into by the Company and Optionee pursuant to Section 18 of this Plan.

        (w) "OPTION GRANT PROGRAM" shall mean the option grant program in effect under this Plan.


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        (x) "OPTIONEE" means the optionee to whom an Option is granted under this Plan and named in an agreement evidencing an outstanding Option Right.

        (y) "OPTION PRICE" means the purchase price payable on exercise of an Option Right, provided that, in the case of an Incentive Stock Option, the Option Price shall be equal to at least 100% of the Fair Market Value (or 110% of the fair market value in the case of a Ten-Percent Holder) of the Common Shares on the Date of Grant.

        (z) "OPTION RIGHT" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 6 of this Plan.

        (aa) "OPTION SHARES" means Common Shares acquired upon the exercise of an Option Right.

        (bb) "OWNER" means a Participant who holds Option Shares acquired through the Stock Option Program or Common Shares acquired through the Stock Issuance Program and all subsequent holders of the Option Shares or Common Shares, as the case may be, who derive their claim of ownership through a Permitted Transfer from such Participant.

        (cc) "PARENT" shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

        (dd) "PARTICIPANT" means an individual who is selected by the Board to receive benefits under this Plan and who is at the time (i) an Employee, (ii) a member of the Board or the member of the board of directors of any Parent or Subsidiary, (iii) an independent contractor who provides services to the Company (or any Parent or Subsidiary), or (iv) an employee of an independent contractor who provides services to the Company (or any Parent or Subsidiary).

        (ee) "PERMITTED TRANSFER" means a transfer of Option Shares or Common Shares, as the case may be, (i) by a Participant who is a natural person pursuant to applicable laws of descent and distribution or to such Participant's spouse or children or trusts or other entities for the benefit of such spouse or children, (ii) by a Participant which is a corporation to a Person controlling, controlled by or under common control with the corporate Participant ("CONTROL" shall mean the power to vote at least 51% or more of the securities or other equity interests of a Person having voting power pursuant to the statutes or organizational documents to which such Person is subject); (iii) by a Participant which is a partnership or limited liability company to its general partners or its limited partners or members, (iv) by a Participant who is a natural person to an individual retirement account or other tax deferred retirement plan (an "IRA") in his or her name, (v) by a Participant to the Company, or (vii) by a Participant to a lender as a bona fide pledge of the Option Shares or Common Shares held by such Participant as security for a loan by such lender; PROVIDED, HOWEVER, that (x) the restrictions contained in this Plan will continue to be applicable to the Option Shares and Common Shares after any such transfer, and (y) no transfer of any Option Shares or Common Shares shall be made to any transferee unless such transferee shall first have agreed, by executing and delivering a counterpart to the Incentive Stock Option Agreement, Nonqualified Stock Option Agreement or



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Stock  Issuance  Agreement,  as the case may be, to hold such  Option  Shares or
Common Shares subject to such agreement and to be bound by all terms of this Plan.

        (ff) "PERSON" means any individual, company, partnership, limited liability company, limited liability partnership, trust, unincorporated association or other entity.

        (gg) "PLAN" means this Hemobiotech, Inc. 2003 Stock Option/Stock Issuance Plan.

        (hh) "PLAN ADMINISTRATOR" means either the Board or the Committee acting in its capacity as administrator of the Plan.

        (ii) "RECAPITALIZATION" means any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Shares as a class without the Company's receipt of consideration.

        (jj) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        (kk) "SERVICE" means the provision of services to the Company (or any Parent or Subsidiary) by a Person in the capacity of an Employee, a member of the Board or the board of directors of any Parent or Subsidiary, an independent contractor or an employee of an independent contractor, except to the extent otherwise specifically provided in the documents evidencing the Option grant.

        (11) "STOCK ISSUANCE AGREEMENT" means the agreement entered into by the Company and the Participant pursuant to Section 19 of this Plan at the time of issuance of Common Shares under the Stock Issuance Program.

        (mm) "STOCK ISSUANCE PROGRAM" means the stock issuance program in effect under this Plan.

        (nn) "SUBSIDIARY" means a company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any Employee may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any company in which, at the time, the Company owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such Company.

        (oo) "TEN-PERCENT HOLDER" means a Participant, who, at the time an Option Right is to be granted or Common Shares issued to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.



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

     3. STRUCTURE OF THE PLAN. The Plan shall be divided into two separate equity programs:

        (a) the Option Grant Program under which eligible Employees and other Participants may, at the discretion of the Board, be granted options to purchase Common Shares, and

        (b) the Stock Issuance Program under which eligible Employees may, at the discretion of the Board, be issued Common Shares directly, either through the immediate purchase of the Common Shares or as a bonus for services rendered to the Company (or any Parent or Subsidiary).

     4. ELIGIBILITY. Only Employees and other Participants shall be eligible to participate in the Plan. The Board shall have the absolute discretion to grant options in accordance with the Option Grant Program and to effect issuances of Common Shares in accordance with the Stock Issuance Program. With respect to awards granted under this Plan, the Board shall have full authority to determine:

        (a) with respect to the grants under the Option Grant Program, which eligible Employees and other Participants are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Stock Option or a Nonqualified Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option and/or the Option Shares and the maximum term for which the option is to remain outstanding; provided, however, that only Employees may be granted Incentive Stock Options; and

        (b) with respect to issuances of Common Shares under the Stock Issuance Program, which eligible Employees are to receive such issuances, the time or times when such issuances are to be made, the number of Common Shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued Common Shares and the consideration (if any) to be paid by the Participant for the Common Shares.

     5. SHARES AVAILABLE UNDER THE PLAN.

        (a) Subject to adjustment as provided in Section 5(b) and Section 13, the stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Shares. The maximum number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or (ii) as stock issuances shall not exceed in the aggregate____________Common Shares, plus any shares described in Section 5(b). Any Common Shares issued under this Plan may be treasury shares or shares of original issue or a combination of the foregoing.

        (b) The number of shares available in Section 5(a) above shall be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.



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        (c) Notwithstanding anything in this Section 5 or elsewhere in this Plan to the contrary and subject to adjustment as provided in Section 13 of this Plan, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed ______________ Common Shares.

     6. OPTION GRANT PROGRAM. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the grant to Participants of Option Rights to purchase Common Shares. Each grant may utilize any or all of the authorizations, and shall be subject to all of the applicable requirements, as follows:

        (a) Each grant shall specify the number of Common Shares to which it pertains (subject to the limitations set forth in Section 5).

        (b) Each grant shall specify an Option Price per share, which may not be less than 100% of the Fair Market Value per Common Share (or, in the case of an Incentive Stock Option granted to a Ten-Percent Holder, 110% of the Fair Market Value per Common Share) on the Date of Grant.

        (c) Each grant shall specify whether the Option Price shall be payable
(i) in cash, by check or other consideration acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee for at least six months (or other consideration authorized pursuant to Section 6(d)) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

        (d) Any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board.

        (e) Successive grants may be made to the same Optionee whether or not any Option Rights previously granted to such Participant remain unexercised.

        (f) Each grant shall specify the period or periods of continuous Service by the Optionee with the Company or any Parent or Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or similar event or upon the achievement of specified performance criteria. Any grant of Option Rights may also specify performance criteria that must be achieved as a condition to the exercise of such rights.

        (g) Option Rights granted under this Plan may be (i) Option Rights that are intended to qualify under particular provisions of the Code, including, without limitation, Incentive Stock Options, (ii) Option Rights that are not intended so to qualify, or (iii) combinations of the foregoing.

        (h) No Option Right shall be exercisable more than 10 years from the Date of Grant or, in the case of an Incentive Stock Option granted to a Ten-Percent Holder, five years from the Date of Grant.

        (i) To the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company (or any Parent or Subsidiary) are exercisable


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for the first time by an Optionee  during any calendar  year  exceeds  $100,000, such Option Rights shall constitute Nonqualified Options. The rule set forth in the preceding sentence shall by applied by taking Option Rights into account in the order in which they were granted.

        (j) An Optionee may exercise an Option Right in whole or in part at any time and from time to time during the period within which the Option Right may be exercised. To exercise an Option Right, an Optionee shall give written notice to the Company in the form attached hereto as EXHIBIT A or EXHIBIT B, as applicable, specifying the number of Common Shares to be purchased and provide payment of the Option Price and any other documentation that may be required by the Company.

        (k) Each grant of Option Rights shall be evidenced by an agreement executed by an authorized officer on behalf of the Company and delivered to the Optionee, and such agreement shall contain such terms and provisions, consistent with this Plan as set forth in Sections 17 and 18, as applicable, as the Board may approve.

        (l) The holder of an Option Right shall have no stockholder rights with respect to the Option Shares until he or she (i) has exercised the Option Right or all restrictions have lapsed, (ii) has paid the Option Price and (iii) has become a holder of record of the Option Shares.

     7. EXERCISABILITY OF OPTION RIGHTS. Each Option Right shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Board and set forth in the agreement evidencing the grant of the Option Right pursuant to Section 17 or 18, as applicable.

     8. STOCK ISSUANCE PROGRAM. The Board may, from time to time, and upon such terms and conditions as it may determine, authorize the grant or sale to Participants of Common Shares issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each stock issuance shall be evidenced by a Stock Issuance Agreement as set forth in
Section 19, which shall be subject to all of the requirements contained in the following provisions:

        (a) Each grant or sale may be made without additional consideration or in consideration of a payment by the Participant that is less than Fair Market Value per share at the date of issuance.

        (b) Common Shares may be issued under the Stock Issuance Program for any of the following items of consideration which the Board may deem appropriate in each individual instance:

            (i) cash or check made payable to the Company, or

            (ii) past services rendered to the Company (or any Parent or Subsidiary).

        (c) Common Shares issued under the Stock Issuance Program may, in the discretion of the Board, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service.

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

        (d) Any new, substituted or additional securities or other property (including, without limitation, money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested Common Shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Shares as a class without the Company's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested Common Shares and (ii) such escrow arrangements as the Board shall deem appropriate.

        (e) Unless otherwise determined by the Board, the Participant shall have full stockholder rights with respect to any Common Shares issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares has vested. Accordingly, unless otherwise determined by the Board, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

        (f) Should the Participant cease to remain in Service while holding one or more unvested Common Shares issued under the Stock Issuance Program, then those shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Company shall pay to the Participant the lesser of (i) consideration paid by the Participant for the surrendered shares and (ii) the Fair Market Value of the Common Shares on the date of surrender.

        (g) The Board may, in its discretion, waive the surrender and cancellation of one or more unvested Common Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the Common Shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service.

        (h) Unvested shares may, in the Board's discretion, be held in escrow by the Company until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

     9. FIRST REFUSAL RIGHTS. The Company shall have the right of first refusal with respect to any proposed disposition by the Owner of any Option Shares or Common Shares issued under the Plan. Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Plan Administrator.

     10. TRANSFER RESTRICTIONS ON OPTION SHARES AND COMMON SHARES. Other than Permitted Transfers, Owners may not sell or transfer, directly or indirectly, any Option Shares or Common Shares or any interest therein during the period commencing on the date on which they acquire the Option Shares or Common Shares until a Liquidity Event shall have occurred. Any attempt by an Owner to sell any Option Shares or Common Shares prior to a Liquidity Event unless permitted by the Plan shall be null and void and of no force or effect. Notwithstanding the foregoing, the Option Shares or Common Shares may, after the death of the Owner, be transferred by will or the laws of descent and distribution and sold by such transferee or sold by the Owner's executor.



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

     11. MARKET STAND-OFF AGREEMENT. The Company may require in connection with the Initial Public Offering and any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act within two years after the effective date of the Company's Initial Public Offering that an Owner agree that any Option Shares, Common Shares or Option Rights may not be sold, offered for sale or otherwise disposed of for a period of time as determined by the Board.

     12. TRANSFERABILITY OF OPTIONS AND UNVESTED COMMON SHARES.

        (a) No Option Right granted under the Plan and no unvested Common Shares shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

        (b) Notwithstanding the provisions of Section 12(a), the Board may specify that Option Rights (other than Incentive Stock Options) shall be transferable by a Participant, with or without payment of consideration therefor by the transferee, by way of a Permitted Transfer.

     13. ADJUSTMENTS. The Board may make or provide for such adjustments (i) in the number of Option Shares covered by outstanding Option Rights and the Common Shares issued hereunder, (ii) in the Option Price and (iii) in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any Recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the number of shares specified in Section 5 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 13; PROVIDED, HOWEVER, that any such adjustment to the number specified in Section 5(c) shall be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify.

     14. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Option Shares or Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

     15. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other Person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other Person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Common Shares or benefits shall not be withheld in excess of the minimum number required for such tax withholding.

     16. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

     17. INCENTIVE STOCK OPTION AGREEMENT. The form of each Incentive Stock Option Agreement shall be prescribed, and any Incentive Stock Option Agreement evidencing an outstanding Option Right may with the concurrence of the affected Optionee be amended, by the Board, provided that the terms and conditions of each Incentive Stock Option Agreement and amendment are not inconsistent with this Plan and that no amendment shall adversely affect the rights of the Optionee with respect to any outstanding Option Right without the Optionee's consent.

     18. NONQUALIFIED STOCK OPTION AGREEMENT. The form of each Nonqualified Stock Option Agreement shall be prescribed, and any Nonqualified Stock Option Agreement evidencing an outstanding Option Right may with the concurrence of the affected Optionee be amended, by the Board, provided that the terms and conditions of each Nonqualified Stock Option Agreement and amendment are not inconsistent with this Plan and that no amendment shall adversely affect the rights of the Optionee with respect to any outstanding Option Right without the Optionee's consent.

     19. STOCK ISSUANCE AGREEMENT. The form of each Stock Issuance Agreement shall be prescribed, and any Stock Issuance Agreement evidencing an issuance of Common Shares may with the concurrence of the affected Participant be amended, by the Board, provided that the terms and conditions of each Stock Issuance Agreement and amendment are not inconsistent with this Plan and that no amendment shall adversely affect the rights of the Participant with respect to any issuance of Common Shares without the Participant's consent.

     20. ADMINISTRATION OF THE PLAN.

        (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to the Committee. A majority of the Committee shall constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee. To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such Committee.

         (b) The Board shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan or of any agreement, notification or document evidencing the grant of Option Rights or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Board shall be final, conclusive and binding on all parties who have an interest in the Plan or any option thereunder. No member of the Board shall be liable for any such action or determination made in good faith.

     21. AMENDMENT, ETC.

         (a) The Board may permit Participants to elect to defer the issuance of Common Shares under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

         (b) In the case of termination of Service by reason of death, Disability or normal or early retirement, or in the case of hardship or other special circumstances, of an Optionee who holds an Option Right not immediately exercisable in full, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 10 or 12, the Board may, in its sole discretion, accelerate the time at which such Option Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or may waive any other limitation or requirement under any such award. Notwithstanding anything to the contrary, in the case of termination of Service by reason of death or Disability, upon the death or Disability of an Optionee (each an "EXERCISE EVENT") any portion of the option granted to such Optionee that otherwise would have become exercisable in the same calendar year as the Exercise Event shall become immediately exercisable in full on the date of the Exercise Event.

         (c) This Plan shall not confer upon any Participant any right with respect to the continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

         (d) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

         (e) If the Board determines, with the advice of legal counsel, that any provision of the Plan would prevent the payment of any Option Right intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code from so qualifying, such Plan provision will be invalid and cease to have my effect without affecting the validity or effectiveness of any other provision of the Plan.

     22. EFFECTIVE DATE. This Plan shall be effective when adopted by the Board; PROVIDED, HOWEVER, that the effectiveness of this Plan, the exercisability of Option Rights and the issuance of Common Shares under this Plan are conditioned on the Plan's approval by the stockholders of the Company at a meeting duly held or by written consent in accordance with Delaware law within 12 months after the date this Plan is adopted by the Board. All awards under this Plan shall be null and void if the Plan is not approved by the stockholders within such 12-month period. Subject to such limitation, the Board may grant Option Rights and issue Common Shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

     23. GOVERNING LAW. The Plan and all grants and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of [Delaware], without giving effect to the principles of conflicts of law in that State.

     24. TERM OF PLAN. The Plan shall terminate upon the EARLIEST of:

         (a) the expiration of the 10-year period measured from the date the Plan is adopted by the Board,

         (b) the date on which all Common Shares available for issuance under the Plan shall have been issued as vested shares, or

         (c) the termination of all outstanding Option Rights in connection with a Liquidity Event. All Option Rights and unvested stock issuances outstanding at that time under the Plan shall continue in full force and effect in accordance with the provisions of the documents evidencing the grant of the Option Rights or the issuance of the Common Shares.

     25. REGULATORY APPROVALS. The implementation of the Plan, the granting of any Options under the Plan and the issuance of any Common Shares (i) upon the exercise of an Option Right or (ii) under the Stock Issuance Program shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Option Rights granted under it and the Common Shares issued pursuant to it.

     26. CALIFORNIA PROVISIONS. The following provisions shall apply to any grant of Option Rights under the Option Grant Program and any sale of Common Shares under the Stock Issuance Program to an individual who is eligible to receive such Option Rights or Common Shares pursuant to the Plan and who resides in the State of California.

         (a) OPTION GRANT PROGRAM.

             (i) The Option Price per share applicable to each Option Right shall not be less than 85% of the Fair Market Value per Common Share on the Date of Grant. If the person to whom the Option Right is granted is a Ten-Percent Holder, then the Option Price per share shall not be less than 110% of the Fair Market Value per Common Share on the Date of Grant.

             (ii) The Board may not impose a vesting schedule upon any Option Right which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the Date of Grant. However, such limitation shall not be applicable to any grants of Option Rights made to individuals who are officers or independent contractors of the Company, employees of independent contractors of the Company or Nonemployee Directors.

             (iii) If an Optionee's Service terminates for a reason other than Cause, the vested portion of the Optionee's Option Right will be exercisable for a period of not less than 30 days from the date of termination of Service or, if such termination is caused by death or disability, not less than six months from the date of termination of Service.

             (iv) Notwithstanding Section 12(a), a Nonstatutory Option will also be transferable by instrument to an inter vivos or testamentary trust in which the Option Rights are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to a member of the "immediate family" as that term is defined in 17 C.F.R. 240.16a-(c).

         (b) STOCK ISSUANCE PROGRAM.

             (i) The purchase price per share for Common Shares issued under the Stock Issuance Program shall be fixed by the Board but shall not be less than 85% of the Fair Market Value per Common Share on the Date of Issue. The purchase price per share of Common Shares issued to a Ten-Percent Holder shall not be less than 100% of such Fair Market Value.

             (ii) The Board may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than 20% per year vesting, with initial vesting to occur not later than one year after the issuance date. However, such limitation shall not be applicable to any issuances made to individuals who are officers or independent contractors of the Company, employees of independent contractors of the Company or Nonemployee Directors.

         (c) FINANCIAL INFORMATION. The Company shall deliver a balance sheet and an income statement at least annually to each Participant, unless such individual is a key Employee whose duties in connection with the Company (or any Parent or Subsidiary) assure such individual access to equivalent information.

         (d) SHARE RESERVE. The maximum number of Common Shares that may be issued over the term of the Plan together with the total number of Common Shares provided for under any stock bonus or similar plan of the Company shall not exceed 30% of the then outstanding shares (on an as if converted basis) of the Company unless a percentage higher than 30% is approved by at least 2/3 of the outstanding shares of the Company entitled to vote on such matter.

         (e) REPURCHASE RIGHTS. To the extent specified in an Incentive Stock Option Agreement, Nonqualified Stock Option Agreement or Stock Issuance Agreement, the Company and/or its assigns shall have the right to repurchase any or all of the [Option Shares or] Unvested Shares held by a Participant when such person's Service ceases. However, except with respect to grants to officers or independent contractors of the Company, employees of independent contractors of the Company or Nonemployee Directors, the repurchase right must satisfy the conditions of either Subparagraph (1) or (2) below:

             (i) The repurchase price is not less than the Fair Market Value on the date that Service ceased, the Company's right to repurchase the [Option Shares or] Unvested Shares must be exercised within 90 days of the date that Company Service ceased (or the date the shares were purchased, if later), the Company must pay the purchase price in cash or cancellation of purchase money indebtedness for the shares, and the Company's repurchase right terminates if and when its securities becomes publicly traded.

             (ii) The repurchase price is the [Exercise Price or] original purchase price, the Company's right to repurchase lapses at the rate of at least 20% per year over five years from the date the [Option Right was granted or the] Common Shares were issued, the repurchase right must be exercised within 90 days of the date that Service ceased (or the date the shares were purchased, if later), and the purchase price must be paid in the form of cash or cancellation of purchase money indebtedness for the shares.

        (f) FILING REQUIREMENT. The Company must file the notice of transaction and pay the filing fee computed under Section 25608(y) of the California General Corporation Law. Such filling should be made within thirty days after the initial issuance of any security under the Plan to a California resident.

                                HEMOBIOTECH, INC.
                      2003 STOCK OPTION/STOCK ISSUANCE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

     WHEREAS, ____________________(the "OPTIONEE") is an Employee of Hemobiotech, Inc., a Delaware corporation (the "COMPANY"), or a Subsidiary;

     WHEREAS, the grant of an Option Right to the Optionee has been duly authorized by resolution of the Board duly adopted on or before the Date of Grant; and

     WHEREAS, the Option Right granted hereunder is intended to be an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

     NOW, THEREFORE, pursuant to the Company's 2003 Stock Option/Stock Issuance Plan (the "PLAN"), the Company hereby grants to the Optionee an Option Right pursuant to this Incentive Stock Option Agreement (this "AGREEMENT") to purchase the number of Common Shares as set forth on the cover page hereof, subject to adjustment as provided in the Plan. The Option Price shall be as set forth on the cover page hereof, subject to adjustment as provided in the Plan. The Company agrees to cause certificates for any Common Shares purchased hereunder to be delivered to the Optionee upon full payment of the Option Price, subject to the applicable terms and conditions of the Plan and this Agreement.

     1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meanings given to those terms in the Plan.

     2. EXERCISE OF OPTION.

        (a) Subject to expiration or earlier termination of this Option Right, this Option Right shall become exercisable as set forth on the Notice of Grant for so long as the Optionee remains in the continuous Service of the Company or a Subsidiary. To the extent the Option Right is exercisable, it may be exercised in whole or in part from time to time. In no event shall the Optionee be entitled to acquire a fraction of an Option Share pursuant to this Option Right. The Optionee shall be entitled to the privileges of ownership with respect to the Option Shares purchased and delivered to him or her upon the exercise of all or part of this Option Right. For purposes of this Agreement, the continuous Service of the Optionee with the Company or a Subsidiary will not be deemed to have been interrupted, and the Optionee will not be deemed to have ceased to be an Employee of the Company or a Subsidiary, by reason of (i) the transfer of his or her Service among the Company and its Subsidiaries or (ii) an approved leave of absence.

        (b) Notwithstanding the provisions of Section 2(a), in the case of termination of Service by reason of death or Disability, upon the death or Disability of the Optionee (each an "EXERCISE EVENT"), any portion of this Option Right that otherwise would have become exercisable in the same calendar year as the Exercise Event shall become immediately exercisable in full on the date of the Exercise Event. The remaining portion of this Option Right that has not become exercisable shall be forfeited.

     3. PAYMENT OF OPTION PRICE. The Option Price may be paid by any of the following methods:

        (a) in cash or by certified or cashier's check or other cash equivalent acceptable to the Company payable to the order of the Company;

        (b) by Common Shares (including by attestation) owned by the Optionee for (i) more than one year prior to the Exercise Date and for more than two years from the Date of Grant, if they were originally acquired by the Optionee pursuant to the exercise of an "incentive stock option" (within the meaning of Section 422 of the Code), or (ii) more than six months prior to the Exercise Date, if they were originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option; or

        (c) by a combination of Common Shares and cash or certified or cashier's check.

     The requirement of payment in cash will be deemed satisfied if the Optionee has made arrangements satisfactory to the Company with a bank or broker that is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of Common Shares being purchased so that the net proceeds of the sale transaction will at least equal the aggregate Option Price and pursuant to which the bank or broker undertakes to deliver the aggregate Option Price to the Company not later than the date on which the sale transaction will settle in the ordinary course of business.

     4. TERM OF OPTION.

        (a) This Option Right will terminate on the earliest to occur of the following dates:

            (i) 60 days after the Optionee ceases to provide Service to the Company or a Subsidiary for any reason other than as a result of an Exercise Event;

            (ii) 12 months after the date of an Exercise Event, if the Optionee dies or becomes disabled while an employee of the Company or a Subsidiary; and

            (iii) 10 years from the Date of Grant (or five years from the Date of Grant in the case of an Optionee who is also a Ten-Percent Holder).

        (b) If the Optionee's Service with the Company and its Subsidiaries is terminated for Cause, the Option Right will terminate as of the termination date, notwithstanding any other provision of this Agreement.

     5. CHANGE IN CONTROL.

        (a) Immediately prior to the effective date of a Change in Control, this Option Right shall become exercisable for all of the Option Shares covered by this Option Right. However, the Option Right shall not become exercisable on such an accelerated basis if and to the extent: (i) this Option Right is to be assumed by the successor corporation (or parent thereof) or is otherwise to be continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) this Option Right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the Option Shares covered by this Option Right at the time of the Change in Control (the excess of the Fair Market Value of those Option Shares over the aggregate Option Price payable for such shares) and provides for the subsequent payout of that spread no later than the time the Option Shares would have otherwise become exercisable.

        (b) Immediately following the consummation of the Change in Control, this Option Right shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

        (c) If this Option Right is assumed in connection with a Change in Control or otherwise continued in effect, then this Option Right shall be appropriately adjusted, upon such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the Option Right been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Option Price, provided the aggregate Option Price shall remain the same. To the extent that the holders of Common Shares receive cash consideration for their Common Shares in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this Option Right, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Shares in such Change in Control.

        (d) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     6. TRANSFERABILITY, REPURCHASE RIGHTS. This Option Right may not be transferred except, after the Optionee's death, by will or the laws of descent and distribution and may not be exercised during the lifetime of the Optionee except by the Optionee or the Optionee's guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision. The Option Shares shall be subject to the rights of repurchase set forth in Section 8.

     7. RIGHT OF FIRST REFUSAL.

        (a) GRANT. The Company shall have the right of first refusal (the "FIRST REFUSAL RIGHT") exercisable in connection with any proposed transfer of Option Shares. For purposes of this Section 7, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of Option Shares intended to be made by Owner, but shall not include any Permitted Transfer.

        (b) NOTICE OF INTENDED DISPOSITION. In the event any Owner of Option Shares desires to accept a bona fide third-party offer for the transfer of any or all of such shares (Option Shares subject to such offer to be hereinafter referred to as the "TARGET SHARES"), Owner shall promptly (i) deliver to the Company written notice (the "DISPOSITION NOTICE") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and
(ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in the Plan and this Agreement.

        (c) EXERCISE OF THE FIRST REFUSAL RIGHT.

            (i) The Company shall have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same term as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "EXERCISE NOTICE") to Owner prior to the twenty-fifth day following the Company's receipt of the Disposition Notice. If such right is exercised with respect to all of the Target Shares, then the Company shall effect the repurchase of such shares, including payment of the aggregate purchase price, not more than five business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Company.

            (ii) Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Company cannot agree on such cash value within 10 days after the Company's receipt of the Disposition Notice, then valuation shall be made by an appraiser of recognized standing selected by Owner and the Company or, if they cannot agree on an appraiser within 20 days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. Owner and the Company shall share the cost of such appraisal equally. The closing shall then be held on the later of (i) the fifth business day following delivery of the Exercise Notice or (ii) the fifth business day after such valuation shall have been made.

        (d) NON-EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the Exercise Notice is not given to Owner prior to the expiration of the 25-day exercise period, Owner shall have a period of 30 days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; PROVIDED, HOWEVER, that any such sale or disposition must not be effected in contravention of the provisions of this Agreement or the Plan. The third-party offeror shall acquire the Target Shares subject to the First Refusal Right and the provisions and restrictions of this Agreement, and any subsequent disposition of the acquired share must be effected in compliance with the terms and conditions of such First Refusal Right and the provisions and restrictions of this Agreement and the Plan. In the event Owner does not effect such sale or disposition of the Target Shares within Shares within the specified 30-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

        (e) PARTIAL EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the Company timely exercises the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within five business days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

            (i) sale or other disposition of some or all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Section 7(d), as if the Company did not exercise the First Refusal Right; or

            (ii) sale to the Company of the portion of the Target Shares which the Company has elected to purchase, such sale to be effected in substantial conformity with the provisions of Section 7(c). The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

        Owner's failure to deliver timely notification to the Company shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

        (f) RECAPITALIZATION/REORGANIZATION.

            (i) Any new, substituted or additional securities or other property that is by reason of any Recapitalization distributed with respect to Common Shares shall be immediately subject to the First Refusal Right.

            (ii) In the event of a reorganization of the Company, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for Common Shares in consummation of the reorganization.

        (g) LAPSE. The First Refusal Right shall lapse upon the earlier to occur of (i) an Initial Public Offering or (ii) the acquisition of the Company by an entity that is traded on a stock exchange or the Nasdaq Stock Market. However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right, in the case of a transaction described in clause (i) above.

     8. MARKET STAND-OFF.

        (a) In connection with the Company's Initial Public Offering and any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act within two years after the effective date of the Company's Initial Public Offering, Owner shall not sell, make any short sale of, hedge with, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Common Shares without the prior written consent of the Company or its underwriters (the

"MARKET STAND-OFF"). The Market Stand-Off shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters; PROVIDED, HOWEVER, that such period shall not exceed 180 days.

        (b) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Company are also subject to similar restrictions.

        (c) Any new, substituted or additional securities that are distributed with respect to Common Shares by reason of any Recapitalization or reorganization of the Company shall be immediately subject to the Market Stand-Off.

        (d) In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to Common Shares until the end of the applicable stand-off period.

     9. NO EMPLOYMENT RIGHTS. Nothing contained in this Agreement or the Plan shall confer upon the Optionee any right with respect to continuance of Service by the Company or any Subsidiary, nor limit or affect in any manner the right of the Company or any Subsidiary to terminate the Service or adjust the compensation of the Optionee.

     10. NO STOCKHOLDER RIGHTS. The holder of an Option Right shall have no stockholder rights with respect to the Common Shares subject to the Option Right until the Optionee shall have exercised the Option Right.

     11. WITHHOLDING. To the extent that the Company shall be required to withhold any federal, state, local or foreign taxes in connection with the exercise of the Option Right, and the amounts available to the Company for such withholding are insufficient it shall be a condition to the exercise of the Option Right that the Optionee shall pay such taxes or make provisions that are satisfactory to the Company for the payment thereof. The Company will pay any and all issue and other taxes in the nature thereof which may be payable by the Company in respect of any issue or delivery upon a purchase pursuant to this Option Right.

     12. COMPLIANCE WITH LAW. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Option Right shall not be exercisable and the Company will not be obligated to issue any Common Shares pursuant to this Agreement if the exercise and issuance thereof would result in a violation of any such law.

     13. ADJUSTMENTS. This Option Right is subject to any adjustments which may be made pursuant to the Plan; provided, however, that no adjustment may be made without the prior written consent of the Optionee if the adjustment would constitute a "modification" within the meaning of Section 424 of the Code.

     14. AVAILABILITY OF COMMON SHARES. The Company shall at all times until expiration of the Option Right reserve and keep available, either in its treasury or out of its authorized but unissued Common Shares, the full number of Option Shares deliverable upon the exercise of this Option Right.

     15. MANDATORY NOTICE OF DISQUALIFYING DISPOSITION. Without limiting any other provision hereof, the Optionee hereby agrees that if the Optionee disposes (whether by sale, exchange, gift or otherwise) of any of his or her Option Shares within two years of the Date of Grant or within one year after the transfer of the Option Shares to the Optionee, the Optionee shall notify the Company in writing of the disposition within 30 days after the date of such disposition. The written notice shall state the principal terms of the disposition and the type and amount of consideration received by the Optionee for the Option Shares. Nothing contained in this Section 13 shall be deemed to relieve the Optionee of complying with any transfer restrictions set forth in the Plan.

     16. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Optionee under this Agreement will not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or any Subsidiary, unless provided otherwise in any such plan.

     17. AMENDMENTS. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; PROVIDED, HOWEVER, that no amendment shall adversely affect the rights of the Optionee under this Agreement without the Optionee's consent.

     18. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

     19. AGREEMENT SUBJECT TO PLAN. The Option Right granted under this Agreement and all of the terms and conditions hereof is subject to all the terms and conditions of the Plan. In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern. The Board acting pursuant to the Plan shall, except as otherwise expressly provided herein, have the right to determine any questions which arise in connection with this Option Right or its exercise.

     20. SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer set forth in the Plan, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee, and the successors and assigns of the Company.

     21. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of [Delaware], without giving effect to the principles of conflicts of laws in that State.

     22. NOTICES. Any notice necessary under this Agreement will be addressed to the Company or the Board at the principal executive office of the Company and to the Optionee at the address appearing in the personnel records of the Company for such Optionee, or to either party at such other address as either party may designate in writing to the other. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally, by overnight courier or by facsimile (receipt confirmed) or three days after it is deposited in the United States mail, first class certified or registered mail, postage and fees prepaid, return receipt requested, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified.

     23. INTERPRETATION. This Agreement shall be construed in a manner that will enable this Option to be qualified as an "incentive stock option" within the meaning of that term under Section 422 of the Code. Any reference herein to a statute, rule or regulation shall also include any successor provision thereto. [The grant made pursuant to this Agreement is subject to the approval of the Plan by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. If the Plan is not so approved, the grant and this Agreement shall be null and void and of no further effect.]

     This Agreement is executed as of the ________ day of _______ 200__.

                                             HEMOBIOTECH, INC.

                                             By: _______________________________
                                                 Name: _________________________
                                                 Title: ________________________

     The undersigned Optionee hereby acknowledges receipt of an executed original of this Incentive Stock Option Agreement and accepts the Option Right subject to the applicable terms and conditions of the Plan and the terms and conditions of this Agreement.

                                              __________________________________
                                              Optionee

                                HEMOBIOTECH, INC.
                      2003 STOCK OPTION/STOCK ISSUANCE PLAN

              NOTICE OF GRANT AND INCENTIVE STOCK OPTION AGREEMENT

NAME OF OPTIONEE:               ________________________

DATE OF GRANT:                  ________________________

EXPIRATION DATE:                ________________________

NUMBER OF OPTION SHARES:        ________________________ shares of
                                Common Stock
OPTION PRICE:                   $_______________________ per share

RIGHT TO EXERCISE:

     Subject to the terms of this Incentive Stock Option Agreement (this "AGREEMENT") and the Hemobiotech, Inc. 2003 Stock Option/Stock Issuance Plan (the "PLAN"), this Option Right shall become exercisable:

             (i) on the first anniversary of the Date of Grant to the extent of 25% of the Common Shares covered by the Option Right, and

             (ii) thereafter, in a series of thirty-six successive equal monthly installments upon Optionee's completion of each additional month of Service over the thirty-six month period measured from the one year anniversary of the Date of Grant.

     Optionee understands and agrees that the Option Right is granted subject to and in accordance with the terms of the Plan. Optionee further agrees to be bound by the terms of the Plan and the terms of the Option Right as set forth in the attached Incentive Stock Option Agreement.

TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION RIGHT SHALL BE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS EXERCISABLE BY THE COMPANY AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE PLAN.

THIS AGREEMENT SHALL BE VOID IF IT HAS NOT BEEN EXECUTED AND RETURNED TO THE COMPANY WITHIN 30 DAYS AFTER THE DATE OF GRANT.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") NOR REGISTERED UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION. THIS INCENTIVE STOCK OPTION AGREEMENT AND THE SECURITIES UNDERLYING THIS INCENTIVE STOCK OPTION AGREEMENT MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER SHALL HAVE BEEN

REGISTERED UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR UNTIL THE COMPANY SHALL HAVE RECEIVED A LEGAL OPINION, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH SECURITIES MAY BE LEGALLY SOLD OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION AND COMPLIANCE.

THE SECURITIES EVIDENCED HEREBY MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE PLAN, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE COMPANY. THE COMPANY WILL FURNISH A COPY OF THE PLAN WITHOUT CHARGE TO ANY PARTY HAVING A VALID INTEREST THEREIN.

IN WITNESS WHEREOF, the Company has caused this Notice and Agreement to be executed on its behalf by its duly authorized officer, and Optionee has also executed this Agreement in duplicate, as of the day and year first above written.

                                         HEMOBIOTECH, INC.

                                         By:      ______________________________
                                            Name:    ___________________________
                                            Title:   ___________________________

                                         _______________________________________
                                         Optionee

                                HEMOBIOTECH, INC.
                      2003 STOCK OPTION/STOCK ISSUANCE PLAN

             NOTICE OF GRANT AND NONQUALIFIED STOCK OPTION AGREEMENT

NAME OF OPTIONEE:                   ______________________

DATE OF GRANT:                      ______________________

EXPIRATION DATE:                    ______________________

NUMBER OF OPTION SHARES:            ______________________ shares of
                                    Common Stock

OPTION PRICE:                       $_____________________ per share

RIGHT TO EXERCISE:

     Subject to the terms of this Nonqualified Stock Option Agreement (this "AGREEMENT") and the Hemobiotech, Inc. 2003 Stock Option/Stock Issuance Plan (the "PLAN"), this Option Right shall become exercisable:

             (i) on the first anniversary of the Date of Grant to the extent of 25% of the Common Shares covered by the Option Right, and

             (ii) thereafter, in a series of thirty-six successive equal monthly installments upon Optionee's completion of each additional month of Service over the thirty-six month period measured from the one year anniversary of the Date of Grant.

     Optionee understands and agrees that the Option Right is granted subject to and in accordance with the terms of the Plan. Optionee further agrees to be bound by the terms of the Plan and the terms of the Option Right as set forth in the attached Nonqualified Stock Option Agreement.

TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION RIGHT SHALL BE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS EXERCISABLE BY THE COMPANY AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE PLAN.

THIS AGREEMENT SHALL BE VOID IF IT HAS NOT BEEN EXECUTED AND RETURNED TO THE COMPANY WITHIN 30 DAYS AFTER THE DATE OF GRANT.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") NOR REGISTERED UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION. THIS NONQUALIFIED STOCK OPTION AGREEMENT AND THE SECURITIES UNDERLYING THIS NONQUALIFIED STOCK OPTION AGREEMENT MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER SHALL HAVE BEEN

REGISTERED UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR UNTIL THE COMPANY SHALL HAVE RECEIVED A LEGAL OPINION, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH SECURITIES MAY BE LEGALLY SOLD OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION AND COMPLIANCE.

THE SECURITIES EVIDENCED HEREBY MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE PLAN, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE COMPANY. THE COMPANY WILL FURNISH A COPY OF THE PLAN WITHOUT CHARGE TO ANY PARTY HAVING A VALID INTEREST THEREIN.

IN WITNESS WHEREOF, the Company has caused this Notice and Agreement to be executed on its behalf by its duly authorized officer, and Optionee has also executed this Agreement in duplicate, as of the day and year first above written.

                                    HEMOBIOTECH, INC.

                                    By:  _______________________________________
                                       Name:    ________________________________
                                       Title:   ________________________________

                                    ____________________________________________
                                    Optionee

                                HEMOBIOTECH, INC.
                      2003 STOCK OPTION/STOCK ISSUANCE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

     WHEREAS, ______________________(the "Optionee") is an Employee of Hemobiotech, Inc., a Delaware corporation (the "Company"), or a Subsidiary;

     WHEREAS, the grant of an Option Right to the Optionee has been duly authorized by resolution of the Board duly adopted on or before the Date of Grant; and

     WHEREAS, the Option Right granted hereunder is intended to be a nonqualified stock option and will not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

     NOW, THEREFORE, pursuant to the Company's 2003 Stock Option/Stock Issuance Plan (the "PLAN"), the Company hereby grants to the Optionee an Option Right pursuant to this Nonqualified Stock Option Agreement (this "AGREEMENT") to purchase the number of Common Shares as set forth on the cover page hereof, subject to adjustment as provided in the Plan. The Option Price shall be as set forth on the cover page hereof, subject to adjustment as provided in the Plan. The Company agrees to cause certificates for any Common Shares purchased hereunder to be delivered to the Optionee upon full payment of the Option Price, subject to the applicable terms and conditions of the Plan and this Agreement.

     1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meanings given to those terms in the Plan.

     2. EXERCISE OF OPTION.

        (a) Subject to expiration or earlier termination of this Option Right, this Option Right shall become exercisable as set forth on the Notice of Grant for so long as the Optionee remains in the continuous Service of the Company or a Subsidiary. To the extent the Option Right is exercisable, it may be exercised in whole or in part from time to time. In no event shall the Optionee be entitled to acquire a fraction of an Option Share pursuant to this Option Right. The Optionee shall be entitled to the privileges of ownership with respect to the Option Shares purchased and delivered to him or her upon the exercise of all or part of this Option Right. For purposes of this Agreement, the continuous Service of the Optionee with the Company or a Subsidiary will not be deemed to have been interrupted, and the Optionee will not be deemed to have ceased to be an Employee of the Company or a Subsidiary, by reason of (i) the transfer of his or her Service among the Company and its Subsidiaries or (ii) an approved leave of absence.

        (b) Notwithstanding the provisions of Section 2(a), in the case of termination of Service by reason of death or Disability, upon the death or Disability of the Optionee (each an "EXERCISE EVENT"), any portion of this Option Right that otherwise would have become exercisable in the same calendar year as the Exercise Event shall become immediately exercisable in full on the date of the Exercise Event. The remaining portion of this Option Right that has not become exercisable shall be forfeited.

     3. PAYMENT OF OPTION PRICE. The Option Price may be paid by any of the following methods:

        (a) in cash or by certified or cashier's check or other cash equivalent acceptable to the Company payable to the order of the Company;

        (b) by Common Shares (including by attestation) owned by the Optionee for (i) more than one year prior to the Exercise Date and for more than two years from the Date of Grant, if they were originally acquired by the Optionee pursuant to the exercise of an "incentive stock option" (within the meaning of Section 422 of the Code), or (ii) more than six months prior to the Exercise Date, if they were originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option; or

        (c) by a combination of Common Shares and cash or certified or cashier's check.

     The requirement of payment in cash will be deemed satisfied if the Optionee has made arrangements satisfactory to the Company with a bank or broker that is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of Common Shares being purchased so that the net proceeds of the sale transaction will at least equal the aggregate Option Price and pursuant to which the bank or broker undertakes to deliver the aggregate Option Price to the Company not later than the date on which the sale transaction will settle in the ordinary course of business.

     4. TERM OF OPTION.

        (a) This Option Right will terminate on the earliest to occur of the following dates:

            (i) 60 days after the Optionee ceases to provide Service to the Company or a Subsidiary for any reason other than as a result of an Exercise Event;

            (ii) 12 months after the date of an Exercise Event, if the Optionee dies or becomes disabled while an employee of the Company or a Subsidiary; and

            (iii) 10 years from the Date of Grant.

        (b) If the Optionee's Service with the Company and its Subsidiaries is terminated for Cause, the Option Right will terminate as of the time of such termination, notwithstanding any other provision of this Agreement.

     5. CHANGE IN CONTROL.

        (a) Immediately prior to the effective date of a Change in Control, this Option Right shall become exercisable for all of the Option Shares covered by this Option Right.

However, the Option Right shall not become exercisable on such an accelerated basis if and to the extent: (i) this Option Right is to be assumed by the successor corporation (or parent thereof) or is otherwise to be continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) this Option Right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the Option Shares covered by this Option Right at the time of the Change in Control (the excess of the Fair Market Value of those Option Shares over the aggregate Option Price payable for such shares) and provides for the subsequent payout of that spread no later than the time the Option Shares would have otherwise become exercisable.

        (b) Immediately following the consummation of the Change in Control, this Option Right shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

        (c) If this Option Right is assumed in connection with a Change in Control or otherwise continued in effect, then this Option Right shall be appropriately adjusted, upon such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the Option Right been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Option Price, provided the aggregate Option Price shall remain the same. To the extent that the holders of Common Shares receive cash consideration for their Common Shares in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this Option Right, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Shares in such Change in Control.

        (d) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     6. TRANSFERABILITY; REPURCHASE RIGHTS. This Option Right may not be transferred except, after the Optionee's death, by will or the laws of descent and distribution and may not be exercised during the lifetime of the Optionee except by the Optionee or the Optionee's guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision. The Option Shares shall be subject to the rights of repurchase set forth in Section 8.

     7. RIGHT OF FIRST REFUSAL.

        (a) GRANT. The Company shall have the right of first refusal (the "FIRST REFUSAL RIGHT") exercisable in connection with any proposed transfer of Option Shares. For purposes of this Section 7, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of Option Shares intended to be made by Owner, but shall not include any Permitted Transfer.

        (b) NOTICE OF INTENDED DISPOSITION. In the event any Owner of Option Shares desires to accept a bona fide third-party offer for the transfer of any or all of such shares (Option Shares subject to such offer to be hereinafter referred to as the "TARGET SHARES"), Owner shall promptly (i) deliver to the Company written notice (the "DISPOSITION NOTICE") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and
(ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in the Plan and this Agreement.

        (c) EXERCISE OF THE FIRST REFUSAL RIGHT.

            (i) The Company shall have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "EXERCISE NOTICE") to Owner prior to the twenty-fifth day following the Company's receipt of the Disposition Notice. If such right is exercised with respect to all of the Target Shares, then the Company shall effect the repurchase of such shares, including payment of the aggregate purchase price, not more than five business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Company.

            (ii) Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Company cannot agree on such cash value within 10 days after the Company's receipt of the Disposition Notice, then valuation shall be made by an appraiser of recognized standing selected by Owner and the Company or, if they cannot agree on an appraiser within 20 days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. Owner and the Company shall share the cost of such appraisal equally. The closing shall then be held on the later of (i) the fifth business day following delivery of the Exercise Notice or (ii) the fifth business day after such valuation shall have been made.

        (d) NON-EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the Exercise Notice is not given to Owner prior to the expiration of the 25-day exercise period, Owner shall have a period of 30 days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; PROVIDED, HOWEVER, that any such sale or disposition must not be effected in contravention of the provisions of this Agreement or the Plan. The third-party offeror shall acquire the Target Shares subject to the First Refusal Right and the provisions and restrictions of this Agreement, and any subsequent disposition of the acquired shares must be effected in compliance with the terms and conditions of such First Refusal Right and the provisions and restrictions of this Agreement and the Plan. In the event Owner does not effect such sale or disposition of the Target Shares within the specified 30-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

        (e) PARTIAL EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the Company timely exercises the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within five business days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

            (i) sale or other disposition of some or all the Target Shares to the third-party offer or identified in the Disposition Notice, but in full compliance with the requirements of Section 7(d), as if the Company did not exercise the First Refusal Right; or

            (ii) sale to the Company of the portion of the Target Shares which the Company has elected to purchase, such sale to be effected in substantial conformity with the provisions of Section 7(c). The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

        Owner's failure to deliver timely notification to the Company shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

        (f) RECAPITALIZATION/REORGANIZATION.

            (i) Any new, substituted or additional securities or other property that is by reason of any Recapitalization distributed with respect to Common Shares shall be immediately subject to the First Refusal Right.

            (ii) In the event of a reorganization of the Company, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for Common Shares in consummation of the reorganization.

        (g) LAPSE. The First Refusal Right shall lapse upon the earlier to occur of (i) an Initial Public Offering or (ii) the acquisition of the Company by an entity that is traded on a stock exchange or the Nasdaq Stock Market. However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right, in the case of a transaction described in clause (i) above.

        8. MARKET STAND-OFF.

        (a) In connection with the Company's Initial Public Offering and any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act within two years after the effective date of the Company's Initial Public Offering, Owner shall not sell, make any short sale of, hedge with, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Common Shares without the prior written consent of the Company or its underwriters (the

"MARKET STAND-OFF"). The Market Stand-Off shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters; PROVIDED, HOWEVER, that such period shall not exceed 180 days.

        (b) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Company are also subject to similar restrictions.

        c) Any new, substituted or additional securities that are distributed with respect to Common Shares by reason of any Recapitalization or reorganization of the Company shall be immediately subject to the Market Stand-Off.

        (d) In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to Common Shares until the end of the applicable stand-off period.

     9. NO EMPLOYMENT RIGHTS. Nothing contained in this Agreement or the Plan shall confer upon the Optionee any right with respect to continuance of Service by the Company or any Subsidiary, nor limit or affect in any manner the right of the Company or any Subsidiary to terminate the Service or adjust the compensation of the Optionee.

     10. NO STOCKHOLDER RIGHTS. The holder of an Option Right shall have no stockholder rights with respect to the Common Shares subject to the Option Right until the Optionee shall have exercised the Option Right.

     11. WITHHOLDING. To the extent that the Company shall be required to withhold any federal, state, local or foreign taxes in connection with the exercise of the Option Right, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the exercise of the Option Right that the Optionee shall pay such taxes or make provisions that are satisfactory to the Company for the payment thereof. The Company will pay any and all issue and other taxes in the nature thereof which may be payable by the Company in respect of any issue or delivery upon a purchase pursuant to this Option Right.

     12. COMPLIANCE WITH LAW. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Option Right shall not be exercisable and the Company will not be obligated to issue any Common Shares pursuant to this Agreement if the exercise and issuance thereof would result in a violation of any such law.

     13. ADJUSTMENTS. This Option Right is subject to any adjustments which may be made pursuant to the Plan.

     14. AVAILABILITY OF COMMON SHARES. The Company shall at all times until expiration of the Option Right reserve and keep available, either in its treasury or out of its authorized but unissued Common Shares, the full number of Option Shares deliverable upon the exercise of this Option Right.

     15. MANDATORY NOTICE OF DISPOSITION. Without limiting any other provision hereof, the Optionee hereby agrees that if the Optionee disposes (whether by sale, exchange, gift or otherwise) of any of his or her Option Shares within two years of the Date of Grant or within one year after the transfer of the Option Share to the Optionee, the Optionee shall notify the Company in writing of the disposition within 30 days after the date of such disposition. The written notice shall state the principal terms of the disposition and the type and amount of consideration received by the Optionee for the Option Shares. Nothing contained in this
Section 13 shall be deemed to relieve the Optionee of complying with the transfer restrictions set forth in the Plan.

     16. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Optionee under this Agreement will not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or any Subsidiary, unless provided otherwise in any such plan.

     17. AMENDMENTS. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee under this Agreement without the Optionee's consent.

     18. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

     19. AGREEMENT SUBJECT TO PLAN. The Option Right granted under this Agreement and all of the terms and conditions hereof is subject to all the terms and conditions of the Plan. In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern. The Board acting pursuant to the Plan shall, except as otherwise expressly provided herein, have the right to determine any questions which arise in connection with this Option Right or its exercise.

     20. SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer set forth in the Plan, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee, and the successors and assigns of the Company.

     21. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of [Delaware], without giving effect to the principles of conflicts of laws in that State.

     22. NOTICES. Any notice necessary under this Agreement will be addressed to the Company or the Board at the principal executive office of the Company and to the Optionee at the address appearing in the personnel records of the Company for such Optionee, or to either party at such other address as either Party may designate in writing to the other. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally, by overnight courier or by facsimile (receipt confirmed) or three days after it is deposited in the United States mail, first class certified or registered mail, postage and fees prepaid, return receipt requested, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified.

     23. INTERPRETATION. Any reference herein to a statute, rule or regulation shall also include any successor provision thereto. [The grant made pursuant to this Agreement is subject to the approval of the Plan by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. If the Plan is not so approved, the grant and this Agreement shall be null and void and of no further effect.]

     This Agreement is executed as of the ______ day of ______, 200__.

                                            HEMOBIOTECH, INC.

                                            By:        ________________________
                                               Name:      ______________________
                                               Title:     ______________________

     The undersigned Optionee hereby acknowledges receipt of an executed original of this Nonqualified Stock Option Agreement and accepts the Option Right subject to the applicable terms and conditions of the Plan and the terms and conditions of this Agreement.

                                            ____________________________________
                                            Optionee

                                                                       EXHIBIT A

                   FORM OF EXERCISE OF INCENTIVE STOCK OPTION

                       GRANTED UNDER THE HEMOBIOTECH, INC.
                      2003 STOCK OPTION/STOCK ISSUANCE PLAN

                                                       Date: ___________________
Hemobiotech, Inc.

[__________________]
[__________________]

Attention: [__________________]
           [__________________]

     The undersigned optionee (the "OPTIONEE") hereby exercises the right, granted as of _____, 200___ pursuant to that certain Incentive Stock Option Agreement between Hemobiotech, Inc. (the "COMPANY") and the Optionee, to purchase from the Company ______________ Common Shares at an exercise price of $______ per share. Capitalized terms used herein and not otherwise defined shall have the meaning given to that term in the Hemobiotech, Inc. 2003 Stock Option/Stock Issuance Plan (the "PLAN").

     In payment of the Option Price of $ ___________ the Optionee has:

____ enclosed herewith a certified or official bank check in the amount of $_____________

____ enclosed herewith certificates representing _________ unrestricted Common
     Shares, as set forth below, of which the Optionee hereby surrenders to the Company and directs the Company to apply toward payment of the Option Price that number of full Common Shares which, when multiplied by the Fair Market Value per Common Share, will come closest to but will not exceed $_______ (enter portion of the Option Price to be satisfied with Common Shares).

____ arranged with _______________ to sell on the date of exercise a sufficient number of Common Shares being purchased hereunder so that the net proceeds of the sale transaction will at least equal the Option Price, such proceeds to be delivered to the Company not later than the date on which the sale transaction will settle in the ordinary course of business. (1)

_____________________________

(1) This payment option is not available unless the Common Shares may be sold without restriction under applicable securities laws and the terms of the Plan.

Hemobiotech, Inc.
Date ___________

Page 2

                          UNRESTRICTED STOCK DELIVERED

        Certificate Number                  Number of Shares Represented

        __________________                  ____________________________

        __________________                  ____________________________

        __________________                  ____________________________


     The use of registered mail for transmittal of Common Shares certificates is recommended. All unrestricted Common Shares surrendered hereby for payment of the Option Price have been owned by the Optionee for (i) more than one year prior to the Exercise Date and for more than two years from the Date of Grant, if originally acquired by the Optionee pursuant to the exercise of an incentive stock option" (within the meaning of Section 422 of the Code), or (ii) more than six months prior to the Exercise Date, if originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option.

     All unrestricted Common Shares surrendered hereby for payment of the Option Price will be valued at their Fair Market Value on the Exercise Date, as determined under the Plan. Unless otherwise instructed, the Company will deem the unrestricted Common Shares represented by the certificates enclosed herewith to be surrendered in the order that the certificates are listed above.

     The Optionee understands that certificates representing Common Shares purchased hereby cannot be delivered until the full amount of the Option Price and applicable withholding taxes have been paid, and immediately upon notification hereby agrees to pay in cash any additional funds that may be required. The Optionee understands that, to the extent unrestricted Common Shares are surrendered hereby in payment of the Option Price, the certificates representing the Common Shares purchased hereby will include certificates representing unrestricted Common Shares delivered herewith, and that such certificates will mirror, in number and holder or holders of record, the unrestricted Common Shares surrendered hereby.

     Except as provided above, a single certificate representing the Common Shares purchased hereby should be issued in the name of:

_____ the Optionee

_____ the Optionee and __________________ as joint tenants with a right of survivorship.

     The stock certificates representing the Common Shares purchased hereby should be delivered to the Optionee:

_____ in person at the office of the Company or its Subsidiary,

_____ by mail at the address shown below.

Hemobiotech, Inc.
Date____________
Page 3

                                            ____________________________________
                                            Signature-Optionee*

                                            Address:____________________________
                                            ____________________________________
                                            Social Security No.:________________

                                            ____________________________________
                                            Signature-Registered Holder*

                                            Address:____________________________
                                            ____________________________________
                                            Social Security No.:________________

                                            ____________________________________
                                            Signature-Registered Holder*

                                            Address:____________________________
                                            ____________________________________
                                            Social Security No.:________________


_________________________

* Each registered holder (including the Optionee) of any of the certificate(s) delivered herewith must sign this form exactly as his, her or its name appears on such certificate(s).

                                                                       EXHIBIT B

                  FORM OF EXERCISE OF NONQUALIFIED STOCK OPTION

                       GRANTED UNDER THE HEMOBIOTECH, INC.
                      2003 STOCK OPTION/STOCK ISSUANCE PLAN

                                                              Date: ____________
Hemobiotech, Inc.

[__________________]
[__________________]

Attention: [__________________]

           [__________________]

     The undersigned optionee (the "OPTIONEE") hereby exercises the right, granted as of _________, 200__ pursuant to that certain Nonqualified Stock Option Agreement between Hemobiotech, Inc. (the "COMPANY") and the Optionee, to purchase from the Company _____ Common Shares at an exercise price of $_______ per share. Capitalized terms used herein and not otherwise defined shall have the meaning given to that term in the Hemobiotech, Inc. 2003 Stock Option/Stock Issuance Plan (the "PLAN").

     In payment of the Option Price of $___________ the Optionee has:

____ enclosed herewith a certified or official bank check in the amount of $__________.

____ enclosed herewith certificates representing _______ unrestricted Common
     Shares, as set forth below, of which the Optionee hereby surrenders to the Company and directs the Company to apply toward payment of the Option Price that number of full Common Shares which, when multiplied by the Fair Market Value per Common Share, will come closest to but will not exceed $_______ (enter portion of the Option Price to be satisfied with Common Shares).

____ arranged with __________ to sell on the date of exercise a sufficient number of Common Shares being purchased hereunder so that the net proceeds of the sale transaction will at least equal the Option Price, such proceeds to be delivered to the Company not later than the date on which the sale transaction will settle in the ordinary course of business. (1)

________________________

(1) This payment option is not available unless the Common Shares may be sold without restriction under applicable securities laws and the terms of the Plan.

Hemobiotech, Inc.
Date __________

Page 2

                          UNRESTRICTED STOCK DELIVERED

        Certificate Number                  Number of Shares Represented

        __________________                  ____________________________

        __________________                  ____________________________

        __________________                  ____________________________


     The use of registered mail for transmittal of Common Shares certificates is recommended. All unrestricted Common Shares surrendered hereby for payment of the Option Price have been owned by the Optionee for (i) more than one year prior to the Exercise Date and for more than two years from the Date of Grant, if originally acquired by the Optionee pursuant to the exercise of an "incentive stock option" (within the meaning of Section 422 of the Code), or (ii) more than six months prior to the Exercise Date, if originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option.

     All unrestricted Common Shares surrendered hereby for payment of the Option Price will be valued at their Fair Market Value on the Exercise Date, as determined under the Plan. Unless otherwise instructed, the Company will deem the unrestricted Common Shares represented by the certificates enclosed herewith to be surrendered in the order that the certificates are listed above.

     The Optionee understands that certificates representing Common Shares purchased hereby cannot be delivered until the full amount of the Option Price and applicable withholding taxes have been paid, and immediately upon notification hereby agrees to pay in cash any additional funds that may be required. The Optionee understands that, to the extent unrestricted Common Shares are surrendered hereby in payment of the Option Price, the certificates representing the Common Shares purchased hereby will include certificates representing unrestricted Common Shares delivered herewith, and that such certificates will mirror, in number and holder or holders of record, the unrestricted Common Shares surrendered hereby.

Except as provided above, a single certificate representing the Common Shares purchased hereby should be issued in the name of:

____ the Optionee

____ the Optionee and ___________________ as joint tenants with a right of survivorship.

     The stock certificates representing the Common Shares purchased hereby should be delivered to the Optionee:

____ in person at the office of the Company or its Subsidiary,

____ by mail at the address shown below.

Hemobiotech, Inc.,
Date ___________

Page 3

                                           _____________________________________
                                            Signature-Optionee*

                                            Address: ___________________________
                                            ____________________________________
                                            Social Security No.: _______________



                                           _____________________________________
                                           Signature - Registered Holder*

                                           Address: ____________________________

                                           _____________________________________

                                           Social Security No.: ________________



                                           _____________________________________
                                           Signature - Registered Holder*

                                           Address: ____________________________

                                           _____________________________________

                                           Social Security No.: ________________

_______________________
* Each registered holder (including the Optionee) of any of the certificate(s) delivered herewith must sign this form exactly as his, her or its name appears on such certificate(s).